Ehibit 99.1
FOR THE PERIOD BEGINNING 8/1/2008 AND ENDING 8/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                              AS OF AUGUST 24, 2008
                                   (UNAUDITED)

                                     ASSETS
                                                                August 24, 2008
                                                               ----------------
 CURRENT ASSETS:
     Cash and Cash Equivalents                               $       1,620,230
     Restricted Cash                                                    77,680
     Accounts Receivable                                               386,814
     Prepaid Expenses                                                  184,227
     Other Current Assets                                              201,992
     Assets of Discontinued Operations                                     436
                                                               ----------------
          TOTAL CURRENT ASSETS                                       2,471,379
                                                               ----------------


 VESSELS & EQUIPMENT
     Vessel - Palm Beach Princess - under Capital Lease             15,000,000
     Vessel - Big Easy - under Capital Lease - Not in Service        8,712,858
     Other Fixed Assets                                              6,886,017
                                                               ----------------
                                                                    30,598,875
     LESS: Accumulated Depreciation and Amortization                 8,711,795
                                                               ----------------
          TOTAL VESSELS & EQUIPMENT - NET                           21,887,080
                                                               ----------------


 OTHER ASSETS:
     Notes Receivable                                                4,800,658
     Deposits and Other Assets - Non-Related Parties                   121,071
     Spare Parts Inventory                                             407,287
                                                               ----------------
          TOTAL OTHER ASSETS                                         5,329,016
                                                               ----------------


 TOTAL ASSETS                                                $      29,687,475
                                                               ================

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 8/1/2008 AND ENDING 8/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                              AS OF AUGUST 24, 2008
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                  August 24, 2008
                                                 ------------------
 CURRENT LIABILITIES:
     Accounts Payable                          $         1,950,831
     Accrued Expenses                                    3,622,995
     DIP Financing                                       3,688,018
     Liabilities of Discontinued Operations                420,200
                                                 ------------------
          TOTAL CURRENT LIABILITIES                      9,682,044
                                                 ------------------

 LIABILITIES SUBJECT TO COMPROMISE:                     50,161,560
                                                 ------------------

                                                 ------------------
          TOTAL LIABILITIES                             59,843,604
                                                 ------------------

 DEFERRED INCOME                                         1,439,950

 COMMITMENTS AND CONTINGENCIES                                   -

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock $100.00 Par Value         36,284,375
     Series B Preferred Stock $10.00 Par Value           5,000,000
     Common Stock $2.00 Par Value                       24,565,125
     Capital in Excess of Par                           24,232,083
     Retained Earnings (Deficit)                      (121,220,124)
                                                 ------------------
                                                       (31,138,541)
     LESS:
        Treasury Stock, 915,077 Shares                     457,538

                                                 ------------------
          TOTAL STOCKHOLDERS' EQUITY                   (31,596,079)
                                                 ------------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $        29,687,475
                                                 ==================


   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 8/1/2008 AND ENDING 8/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE ONE MONTH ENDED AUGUST 24, 2008
                                   (UNAUDITED)

                                                      One Month Ended
                                                      August 24, 2008
                                                     ------------------
 OPERATING REVENUES:
     Gaming                                        $         1,442,384
     Fare                                                       59,188
     On Board                                                   89,963
     Other                                                     (37,285)
                                                     ------------------
     NET OPERATING REVENUES                                  1,554,250
                                                     ------------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                    205,910
     Fare                                                      256,755
     On Board                                                  308,882
     Maritime & Legal Expenses                                 762,729
     General & Administrative Expenses                         604,022
     Ship Carrying Costs - Big Easy                             22,570
     Depreciation & Amortization                                17,917
                                                     ------------------
     TOTAL OPERATING COSTS AND EXPENSES                      2,178,785
                                                     ------------------

 OPERATING INCOME (LOSS)                                      (624,535)

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                           (85,037)
     Interest Income                                               395
     Forgiveness of Debt                                     4,730,573
     Elimination of Inter-Company Balances                     (42,901)
     Bankruptcy Costs                                         (146,547)
                                                     ------------------
     TOTAL OTHER INCOME (EXPENSE)                            4,456,483
                                                     ------------------

 (LOSS) BEFORE TAX PROVISION                                  3,831,948
     Income Tax Expense                                               -
                                                     ------------------

 NET (LOSS)                                        $         3,831,948
                                                     ==================

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE: $              0.34
                                                     ==================

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                  11,367,487
                                                     ==================

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 8/1/2008 AND ENDING 8/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE ONE MONTH ENDED AUGUST 24, 2008
                                   (UNAUDITED)

                                                            One Month Ended
                                                            August 24, 2008
                                                           ------------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
     (LOSS) BEFORE DISCONTINUED OPERATIONS               $         3,831,948
     Adjustments to reconcile income (loss)
         to net cash (used in)
         provided by operating activities:
     Depreciation and Amortization                                   499,581
     Inter-Company Adjustments                                        42,901
     Interest Added to PDS Debt                                       96,191
     Forgiveness of Debt                                          (5,371,053)
     Increase in Deferred Income                                           -
     Changes in Operating Assets and Liabilities -
        (Increase) in Restricted Cash & Investments                        -
        (Increase) Decrease in Accounts Receivable                   (25,781)
        (Increase) Decrease in Other Assets                            4,538
        (Increase) Decrease in Prepaid Expenses                      347,068
        Increase (Decrease) in Accounts Payable and
         Accrued Expenses                                             248,139
                                                           ------------------
     NET CASH PROVIDED BY (USED IN) OPERATING                       (326,468)
                                                           ------------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
         Capital Expenditures                                              -
                                                           ------------------
     NET CASH (USED IN) INVESTING ACTIVITIES                               -
                                                           ------------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
         DIP Financing Funds Received                                365,050
         Principal Payments on Short Term Notes                            -
                                                           ------------------
     NET CASH (USED IN) FINANCING ACTIVITIES                         365,050
                                                           ------------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                 38,582
     CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD          1,659,328
                                                           ------------------

     CASH AND CASH EQUIVALENTS AT END OF THE PERIOD      $         1,697,910
                                                           ==================


   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 8/1/2008 AND ENDING 8/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                              AS OF AUGUST 24, 2008
                                   (Unaudited)
                                     ASSETS

      Bankruptcy Court Case No.         06-16441-BKC-PGH       06-16354-BKC-PGH        06-16351-BKC-PGH       06-16350-BKC-PGH
                                                                     Royal Star                ITG Palm
                                               ITB, Inc.     Entertainment, LLC              Beach, LLC             ITGV, Inc.
                                    ---------------------  ---------------------   ---------------------  ---------------------
 CURRENT ASSETS:
    Cash and Cash Equivalents      $                   -  $                      $               13,460  $           1,586,267
    Restricted Cash                                                                                                     77,680
    Accounts Receivable                                                                          48,043                239,785
    Prepaid Expenses                              11,055                      -                  32,996                 92,253
    Other Current Assets                                                                          8,740                193,252
    Net Assets of Discontinued
     Operations - Current
                                    ---------------------  ---------------------   ---------------------  ---------------------
         TOTAL CURRENT ASSETS                     11,055                      -                 103,239              2,189,237
                                    ---------------------  ---------------------   ---------------------  ---------------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - Palm Beach Princess                                                                                   15,000,000
    Ship Not Placed in Service -
       Big Easy                                                                               8,712,858
    Equipment                                     67,066                                                             6,818,951
                                    ---------------------  ---------------------   ---------------------  ---------------------
                                                  67,066                      -               8,712,858             21,818,951
    LESS: Accumulated Depreciation
           and Amortization                                                                     721,597              7,990,198
                                    ---------------------  ---------------------   ---------------------  ---------------------
         TOTAL PLANT &
             EQUIPMENT - NET                      67,066                      -               7,991,261             13,828,753
                                    ---------------------  ---------------------   ---------------------  ---------------------

 OTHER ASSETS:
    Deposits and Other Assets -
      Non-Related                                  3,571                                        117,500
    Spare Parts Inventory                                                                                              407,287
    Notes Receivable                           2,500,000
                                    ---------------------  ---------------------   ---------------------  ---------------------
         TOTAL OTHER ASSETS                    2,503,571                      -                 117,500                407,287
                                    ---------------------  ---------------------   ---------------------  ---------------------

 TOTAL ASSETS                      $           2,581,692  $                   -  $            8,212,000  $          16,425,277
                                    =====================  =====================   =====================  =====================

     Bankruptcy Court Case No.        06-16357-BKC-PGH    06-16356-BKC-PGH

                                                 ITGDC               Orion
                                    -------------------  ------------------
 CURRENT ASSETS:
    Cash and Cash Equivalents      $                    $
    Restricted Cash
    Accounts Receivable
    Prepaid Expenses
    Other Current Assets
    Net Assets of Discontinued
     Operations - Current
                                    -------------------  ------------------
         TOTAL CURRENT ASSETS                        -                   -
                                    -------------------  ------------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - Palm Beach Princess
    Ship Not Placed in Service -
       Big Easy
    Equipment
                                    -------------------  ------------------
                                                     -                   -
    LESS: Accumulated Depreciation
           and Amortization
                                    -------------------  ------------------
         TOTAL PLANT &
             EQUIPMENT - NET                         -                   -
                                    -------------------  ------------------

 OTHER ASSETS:
    Deposits and Other Assets -
      Non-Related
    Spare Parts Inventory
    Notes Receivable                                             2,300,658
                                    -------------------  ------------------
         TOTAL OTHER ASSETS                          -           2,300,658
                                    -------------------  ------------------

 TOTAL ASSETS                      $                 -  $        2,300,658
                                    ===================  ==================

     Bankruptcy Court Case No.                                             Non-Bankrupt Companies
                                         GMO         ITB        ITB         GSRT     HOLDFREE
                                      Travel      Racing       Mgmt     RACE TRACK   RACE TRACK  MGMT INC        TOTAL
                                    --------  ----------  ---------    ----------- ------------ --------- -------------
 CURRENT ASSETS:
    Cash and Cash Equivalents      $  18,232  $     (666) $   2,937  $            $            $         $   1,620,230
    Restricted Cash                                                                                             77,680
    Accounts Receivable               98,986                                                                   386,814
    Prepaid Expenses                  47,923                                                                   184,227
    Other Current Assets                                                                                       201,992
    Net Assets of Discontinued
     Operations - Current                                                    335          100                      435
                                    ---------  ----------  ---------   ----------  -----------  --------  -------------
         TOTAL CURRENT ASSETS        165,141        (666)     2,937          335          100         -      2,471,378
                                    ---------  ----------  ---------   ----------  -----------  --------  -------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - Palm Beach Princess                                                                           15,000,000
    Ship Not Placed in Service -
       Big Easy                                                                                              8,712,858
    Equipment                                                                                                6,886,017
                                    ---------  ----------  ---------   ----------  -----------  --------  -------------
                                           -           -          -            -            -         -     30,598,875
    LESS: Accumulated Depreciation
           and Amortization                                                                                  8,711,795
                                    ---------  ----------  ---------   ----------  -----------  --------  -------------
         TOTAL PLANT &
             EQUIPMENT - NET               -           -          -            -            -         -     21,887,080
                                    ---------  ----------  ---------   ----------  -----------  --------  -------------

 OTHER ASSETS:
    Deposits and Other Assets -
      Non-Related                                                                                              121,071
    Spare Parts Inventory                                                                                      407,287
    Notes Receivable                                                                                         4,800,658
                                    ---------  ----------  ---------   ----------  -----------  --------  -------------
         TOTAL OTHER ASSETS                -           -          -            -            -         -      5,329,016
                                    ---------  ----------  ---------   ----------  -----------  --------  -------------

 TOTAL ASSETS                      $ 165,141  $     (666) $   2,937  $       335  $       100  $      -  $  29,687,474
                                    =========  ==========  =========   ==========  ===========  ========  =============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 8/1/2008 AND ENDING 8/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                              AS OF AUGUST 24, 2008
                                   (Unaudited)
                       LIBILITIES AND STOCKHOLDERS' EQUITY

          Bankruptcy Court Case No.     06-16441-BKC-PGH        06-16354-BKC-PGH       06-16351-BKC-PGH       06-16350-BKC-PGH
                                                                      Royal Star                ITG Palm
                                                ITB, Inc.     Entertainment, LLC              Beach, LLC             ITGV, Inc.
                                     ---------------------  ---------------------   ---------------------  ---------------------
 CURRENT LIABILITIES:
    Accounts Payable                $             892,158  $                 276  $              129,273  $             854,886
    Accrued Expenses                              425,466                      -                 996,599              1,962,514
    DIP Financing                                                                                                     3,688,018
    Net Liabilities of Discontinued
      Operations - Current
                                     ---------------------  ---------------------   ---------------------  ---------------------
         TOTAL CURRENT LIABILITIES              1,317,624                    276               1,125,872              6,505,418
                                     ---------------------  ---------------------   ---------------------  ---------------------


                                     ---------------------  ---------------------   ---------------------  ---------------------
 LIABILITIES SUBJECT TO COMPRIMISE:             2,561,242                      -              21,816,163             22,505,433
                                     ---------------------  ---------------------   ---------------------  ---------------------

 DEFERRED INCOME                                        -                      -                       -                      -
                                     ---------------------  ---------------------   ---------------------  ---------------------

 COMMITMENTS AND CONTINGENCIES                          -                      -                       -                      -
                                     ---------------------  ---------------------   ---------------------  ---------------------

    Due To/(From) Affiliates                      137,199                      -                 504,897               (611,167)
                                     ---------------------  ---------------------   ---------------------  ---------------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                         36,284,375
    Series B Preferred Stock
     $10.00 Par Value                           5,000,000
    Common Stock $2.00 Par Value               24,526,024                                                                     1
    Capital in Excess of Par                  184,552,785
    Retained Earnings (Deficit)              (251,340,019)                  (276)            (15,234,932)           (11,974,408)
                                     ---------------------  ---------------------   ---------------------  ---------------------
         TOTAL                                   (976,835)                  (276)            (15,234,932)           (11,974,407)

                                     ---------------------  ---------------------   ---------------------  ---------------------
    LESS:
       Treasury Stock                             457,538                      -                       -                      -
                                     ---------------------  ---------------------   ---------------------  ---------------------
         TOTAL STOCKHOLDERS' EQUITY            (1,434,373)                  (276)            (15,234,932)           (11,974,407)
                                     ---------------------  ---------------------   ---------------------  ---------------------

 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY             $           2,581,692  $                   -  $            8,212,000  $          16,425,277
                                     =====================  =====================   =====================  =====================

          Bankruptcy Court Case No.  06-16357-BKC-PGH     06-16356-BKC-PGH

                                                 ITGDC               Orion
                                    -------------------  ------------------
 CURRENT LIABILITIES:
    Accounts Payable               $                    $
    Accrued Expenses
    DIP Financing
    Net Liabilities of Discontinued
      Operations - Current
                                    -------------------  ------------------
         TOTAL CURRENT LIABILITIES                   -                   -
                                    -------------------  ------------------


                                    -------------------  ------------------
 LIABILITIES SUBJECT TO COMPRIMISE:          1,238,440           1,250,658
                                    -------------------  ------------------

 DEFERRED INCOME                                     -                   -
                                    -------------------  ------------------

 COMMITMENTS AND CONTINGENCIES                       -                   -
                                    -------------------  ------------------

    Due To/(From) Affiliates                   193,846
                                    -------------------  ------------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value
    Series B Preferred Stock
     $10.00 Par Value
    Common Stock $2.00 Par Value
    Capital in Excess of Par
    Retained Earnings (Deficit)             (1,432,286)          1,050,000
                                    -------------------  ------------------
         TOTAL                              (1,432,286)          1,050,000

                                    -------------------  ------------------
    LESS:
       Treasury Stock                                -                   -
                                    -------------------  ------------------
         TOTAL STOCKHOLDERS' EQUITY         (1,432,286)          1,050,000
                                    -------------------  ------------------

 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY            $                 -  $        2,300,658
                                    ===================  ==================

          Bankruptcy Court Case No.                                    Non-Bankrupt Companies
                                           GMO        ITB            ITB         GSRT       HOLDFREE
                                        Travel     Racing           Mgmt      RACE TRACK    RACE TRACK      MGMT INC       TOTAL
                                     ----------  ---------  -------------   -------------- --------------- ---------- -------------
 CURRENT LIABILITIES:
    Accounts Payable                $      240  $  73,998  $           -  $            -  $            -  $       -  $    1,950,831
    Accrued Expenses                    16,479                   221,937                                                  3,622,994
    DIP Financing                                                                                                         3,688,018
    Net Liabilities of Discontinued
      Operations - Current                                                       209,200         211,000                    420,200
                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------
         TOTAL CURRENT LIABILITIES      16,719     73,998        221,937         209,200         211,000          -       9,682,043
                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------


                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------
 LIABILITIES SUBJECT TO COMPRIMISE:              (227,877)     1,017,500                                                 50,161,559
                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------

 DEFERRED INCOME                             -          -              -       1,439,950               -          -       1,439,950
                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------

 COMMITMENTS AND CONTINGENCIES               -          -              -               -               -          -               -
                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------

    Due To/(From) Affiliates            68,124         20                                       (292,919)                         1
                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                                                                                                   36,284,375
    Series B Preferred Stock
     $10.00 Par Value                                                                                                     5,000,000
    Common Stock $2.00 Par Value           200                    12,500           1,000          25,400                 24,565,125
    Capital in Excess of Par                                     (39,990)   (163,295,651)      3,014,939                 24,232,083
    Retained Earnings (Deficit)         80,098    153,193     (1,209,010)    161,645,836      (2,958,320)              (121,220,124)
                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------
         TOTAL                          80,298    153,193     (1,236,500)     (1,648,815)         82,019          -     (31,138,541)

                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------
    LESS:
       Treasury Stock                        -          -              -               -               -          -         457,538
                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------
         TOTAL STOCKHOLDERS' EQUITY     80,298    153,193     (1,236,500)     (1,648,815)         82,019          -     (31,596,079)
                                     ----------  ---------  -------------   -------------  --------------  ---------  --------------

 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY             $  165,141  $    (666) $       2,937  $          335  $          100  $       -  $   29,687,474
                                     ==========  =========  =============   =============  ==============  =========  ==============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 8/1/2008 AND ENDING 8/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE ONE MONTH ENDED AUGUST 24, 2008
                                   (Unaudited)

          Bankruptcy Court Case No.    06-16441-BKC-PGH        06-16354-BKC-PGH       06-16351-BKC-PGH       06-16350-BKC-PGH
                                                                     Royal Star                ITG Palm
                                               ITB, Inc.     Entertainment, LLC              Beach, LLC             ITGV, Inc.
                                    ---------------------  ---------------------   ---------------------  ---------------------
 OPERATING REVENUES:
    Gaming                         $                   -  $                   -  $                    -  $           1,442,384
    Fare                                               -                      -                       -                 59,188
    On Board                                           -                      -                       -                 89,963
    Other                                              -                      -                       -
                                    ---------------------  ---------------------   ---------------------  ---------------------
    NET OPERATING REVENUES                             -                      -                       -              1,591,535
                                    ---------------------  ---------------------   ---------------------  ---------------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                                                                                             205,910
    Fare                                                                                                               293,474
    On Board                                                                                                           308,882
    Maritime & Legal Expenses                                                                                          762,729
    G & A Expenses -
     Palm Beach Princess                                                                                               584,193
    G & A Expenses - Parent                         (674)
    Development Costs                                                                            22,570
    Depreciation & Amortization                                                                                         17,917
                                    ---------------------  ---------------------   ---------------------  ---------------------
    TOTAL OPERATING COSTS AND
            EXPENSES                                (674)                     -                  22,570              2,173,105
                                    ---------------------  ---------------------   ---------------------  ---------------------

 OPERATING INCOME (LOSS)                             674                      -                 (22,570)              (581,570)
                                    ---------------------  ---------------------   ---------------------  ---------------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                                                                                    (85,037)
    Interest Income                                                                                                        395
    ITG Vegas Bankruptcy Costs                                                                                        (146,547)
    Elimination of Inter-
     Company Balances
    Forgiveness of Debt                                               3,334,387                                      1,396,187
                                    ---------------------  ---------------------   ---------------------  ---------------------
    TOTAL OTHER INCOME (EXPENSE)                       -              3,334,387                       -              1,164,998
                                    ---------------------  ---------------------   ---------------------  ---------------------

 INCOME (LOSS)  BEFORE TAX PROVISION                 674              3,334,387                 (22,570)               583,428
    LESS: State Income Tax Expense                     -                      -                       -                      -
                                    ---------------------  ---------------------   ---------------------  ---------------------

 NET INCOME (LOSS)                 $                 674  $           3,334,387  $              (22,570) $             583,428
                                    =====================  =====================   =====================  =====================

          Bankruptcy Court Case No.     06-16357-BKC-PGH        06-16356-BKC-PGH

                                                    ITGDC                  Orion
                                    ----------------------  --------------------
 OPERATING REVENUES:
    Gaming                         $                    -  $                   -
    Fare                                                -                      -
    On Board                                            -                      -
    Other                                               -                      -
                                    ----------------------  --------------------
    NET OPERATING REVENUES                              -                      -
                                    ----------------------  --------------------

 OPERATING COSTS AND EXPENSES:
    Gaming
    Fare
    On Board
    Maritime & Legal Expenses
    G & A Expenses -
     Palm Beach Princess
    G & A Expenses - Parent
    Development Costs
    Depreciation & Amortization
                                    ----------------------  --------------------
    TOTAL OPERATING COSTS AND
            EXPENSES                                    -                      -
                                    ----------------------  --------------------

 OPERATING INCOME (LOSS)                                -                      -
                                    ----------------------  --------------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses
    Interest Income
    ITG Vegas Bankruptcy Costs
    Elimination of Inter-
     Company Balances
    Forgiveness of Debt
                                    ----------------------  --------------------
    TOTAL OTHER INCOME (EXPENSE)                        -                      -
                                    ----------------------  --------------------

 INCOME (LOSS)  BEFORE TAX PROVISION                    -                      -
    LESS: State Income Tax Expense                      -                      -
                                    ----------------------  --------------------

 NET INCOME (LOSS)                 $                    -  $                   -
                                    ======================  ====================

          Bankruptcy Court Case No.                                       Non-Bankrupt Companies
                                              GMO        ITB        ITB          GSRT      HOLDFREE
                                           Travel     Racing       Mgmt      RACE TRACK    RACE TRACK    MGMT INC       TOTAL
                                    --------------  ---------  ---------   ------------ --------------  -----------  ------------
 OPERATING REVENUES:
    Gaming                         $            -  $       -  $       -  $          -  $            -  $         -  $  1,442,384
    Fare                                        -          -          -             -               -            -        59,188
    On Board                                    -          -          -             -               -            -        89,963
    Other                                 (37,285)         -          -             -               -            -       (37,285)
                                    --------------  ---------  ---------   -----------  --------------  -----------  ------------
    NET OPERATING REVENUES                (37,285)         -          -             -               -            -     1,554,250
                                    --------------  ---------  ---------   -----------  --------------  -----------  ------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                                                                                               205,910
    Fare                                        -                                                                        293,474
    On Board                                                                                                             308,882
    Maritime & Legal Expenses                                                                                            762,729
    G & A Expenses -
     Palm Beach Princess                  (16,216)                                                                       567,977
    G & A Expenses - Parent                                                                                                 (674)
    Development Costs                           -                                                                         22,570
    Depreciation & Amortization                                                                                           17,917
                                    --------------  ---------  ---------   -----------  --------------  -----------  ------------
    TOTAL OPERATING COSTS AND
            EXPENSES                      (16,216)         -          -             -               -            -     2,178,785
                                    --------------  ---------  ---------   -----------  --------------  -----------  ------------

 OPERATING INCOME (LOSS)                  (21,069)         -          -             -               -            -      (624,535)
                                    --------------  ---------  ---------   -----------  --------------  -----------  ------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                                                                                      (85,037)
    Interest Income                                                                                                          395
    ITG Vegas Bankruptcy Costs                                                                                          (146,547)
    Elimination of Inter-
     Company Balances                     (42,901)                                                                       (42,901)
    Forgiveness of Debt                                                                                                4,730,574
                                    --------------  ---------  ---------   -----------  --------------  -----------  ------------
    TOTAL OTHER INCOME (EXPENSE)          (42,901)         -          -             -               -            -     4,456,484
                                    --------------  ---------  ---------   -----------  --------------  -----------  ------------

 INCOME (LOSS)  BEFORE TAX PROVISION      (63,970)         -          -             -               -            -     3,831,949
    LESS: State Income Tax Expense              -          -          -             -               -            -             -
                                    --------------  ---------  ---------   -----------  --------------  -----------  ------------

 NET INCOME (LOSS)                 $      (63,970) $       -  $       -  $          -  $            -  $         -  $  3,831,949
                                    ==============  =========  =========   ===========  ==============  ===========  ============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.